Exhibit 10.26

SALARY INFORMATION FOR EXECUTIVE OFFICERS

     The table below provides information regarding the salary of each named executive officer of XenoPort, Inc. (“XenoPort”) as of March 31, 2005. All other compensation arrangements between XenoPort and each of its named executive officers are referenced in the Registration Statement on Form S-1, as amended (File No. 333-122156), in the section entitled “Management.”

Executive Officer	Salary
Ronald W. Barrett	$310,000
William G. Harris	$247,000
Mark A. Gallop	$225,000
Kenneth C. Cundy	$220,000
William J. Dower	$200,000